Exhibit 10.16

Daimler Truck Financial	Form OF Note and Security Agreement (Multi-State)	Date: Quote #: TFFF2508 D

BORROWER:				CO-BORROWER
AMERIQUEST LEASING & MAINTENANCE, INC 6195 CROOKED CREEK ROAD				Name Address
NORCROSS	GA	30092	GWINNETT	City	State	Zip Code

LENDER: Mercedes-Benz Financial Services USA LLC (13650 Heritage Parkway, Fort Worth, Texas 76177), and its successors, transferees and assigns,

I (meaning Individually, collectively, and interchangeably, all Borrowers named above, jointly and severally) have entered into this Note and Security Agreement (“Note”) with Lender In the original principal amount of $           (“Loan Amount’) to borrow funds to be used to purchase the following described equipment (“Equipment”).  I acknowledge that I have accepted delivery of the Equipment in good order without reservation of rights and without implied warranty as to condition, merchantability, and suitability for any purpose.  I further acknowledge and certify that I have entered Into this Note with Lender, and I intend to use the purchased Equipment, primarily for business or commercial purposes, and not for personal, family, household or agricultural purposes.

DESCRIPTION OF EQUIPMENT: — SEE ATTACHED ADDENDUM “•	I List Payoff to:

New//Used	Make	Model	Serial Number	Body Type	Model Year	Cash Sale Price

PROMISE TO PAY: I promise to pay to the order of Lender the Loan Amount together with daily simple interest thereon at the rate set forth on page 2 of this Note from the date of this Note until all of my obligations under this Note are fully paid and satisfied.

PAYMENT TERMS: My loan is payable in (       ) payments of (        ) each, commencing on (       ) and continuing on the (1 day of each successive month thereafter, which includes a final payment of the then unpaid principal and interest in the estimated amount of (   ) due on (            ) (except as otherwise stated on the Payment Schedule Addendum attached hereto and made a part hereof). The amount of my final payment may vary depending upon when Lender receives my periodic loan payments, and will include the unpaid principal balance, interest and any other amounts owed as of the final payment due date.** SEE ATTACHED PAYMENT SCHEDULE ADDENDUM **

SECURITY AGREEMENT: In order to secure the prompt and punctual payment and satisfaction of my Indebtedness (as defined herein), I am granting Lender a security interest in the Equipment, and in all accessions, replacements and additions to the Equipment, and in all leases and chattel paper of the Equipment, and In all lease payments, rentals, and rights thereto, and in all proceeds derived from the Equipment, including insurance proceeds and refunds of insurance premiums. If Lender permits me to allow others to use or lease the Equipment, I agree to stamp any agreement between me and my lessee with language approved by Lender and to provide and update Lender with all current contact information of user or lessee. I also agree that, to the extent permitted by applicable law, collateral securing other loans, credit sales and leases that I may have with Lender or any affiliate of Lender, whether now or In the future, additionally will secure my Indebtedness under this Note. The Equipment, ail leases and chattel paper of the Equipment, all lease payments, rentals, and rights thereto, proceeds, and my additional collateral securing other loans, credit sales, and leases with Lender or any affiliate of Lender, are individually, collectively and interchangeably referred to under this Note as my “Collateral.” For purposes of this Note, the term ‘Indebtedness” means: (1) my indebtedness under this Note for payment of principal, interest, late charges, returned check fees, liquidated damages and any other amounts due hereunder; (2) to the extent permitted by applicable law, my indebtedness under any other loans, leases or other obligations that I may now and In the future owe to Lender or any affiliate of Lender, other than loans, [eases or other obligations secured by vehicles or other goods which I represent on the loan, lease or other obligation documents are used or to be used by me primarily for personal, family or household purposes; (3) all additional funds that Lender or any affiliate of Lender may advance on my behalf as provided in this Note; and (4)  Lender’s costs and expenses incurred in enforcing Lender’s rights under this Note, and in protecting and presenting the Collateral, including, to the extent permitted by applicable law, reimbursement of Lender’s reasonable attorney’s fees, court costs, and collection expenses.

ACKNOWLEDGEMENT: I (we) have read, accepted and acknowledge receipt of a completed copy of the Note, including the Terms and Conditions on the reverse side or following pages which are made a part hereof and I (we) agree to all its terms.

Borrower:	Co-Borrower:
AMERIQUEST LEASING & MAINTENANCE, INC

Signature:
	Signature:	X
Title:	Title:

GUARANTY

I (we) hereby, jointly, severally and unconditionally guarantee payment of all Indebtedness under this Note, and all extensions, substitutions and refinancings thereof, and agree to the Note’s terms and conditions.  I (we) waive any rights that I (we) may have to require Lender to first exhaust its remedies against the Borrower(s), the Collateral, or any other guarantor, before collecting under this Guaranty. if I (we) default under this Guaranty and you refer this Guaranty to an attorney for collection, I (we) will pay your attorney’s fees, court costs and disbursements to the extent permitted by law.

Guarantor Name:		Guarantor Name:

Signature:	X	Signature:	X

TFFF2508 (Rev: 06/01/204 1) MULTI-STATE

Daimler Truck Financial	Note and Security Agreement (Multi-State)	Date: Quote No.: TFFF2508 D

1. Interest Rate: Daily simple Interest will be assessed on the Loan Amount at the following rate from the date of this Note until all of my obligations under this Note are fully paid and satisfied:   % per annum . Interest will be computed on the basis of the actual number of days elapsed in a 365 day year, or a 366 day year if a leap year.

2. Late Payment/Additional Charges: if I fail to make arty payment within ten (10) days of the due date, I agree to pay Lender a late payment fee In an amount equal to 5% of the unpaid amount, or such lesser amount as may be limited by law. In addition, I agree to pay a charge of $30, or such lesser amount as may be limited by law, for each check, draft or similar instrument presented to Lender that Is returned or dishonored for any reason.

3 Prepayment: To the extent permitted by applicable law, I understand that if I prepay what I owe Lender under this Note or if Lender accelerates payment as a result of my default, Lender has the right to charge me, and I agree to pay Lender, liquidated damages In an amount equal to three percent (3%) of my then unpaid principal balance; provided, however, that no liquidated damages will be due lithe remaining term of this Note, including any extension or revision, Is less than twenty-four (24) months on the date of such prepayment.

4. Perfection of Security Interest: I authorize Lender to perfect its security Interest In the Collateral, I agree to reimburse Lender for all fling costs and perfection expenses, as well as for all costs of amending, continuing and terminating such filings.

5. Covenants: I agree: (1) not to sell, lease, transfer or assign the Collateral without Lenders prior written consent; (2)not to allow any other security Interest or lien to be placed on or to attach to the Collateral; (3) not to make any material changes or alterations to the Equipment without Lender’s prior written consent (Including replacements, additions, accessories or substitutions); (4) not to remove the Equipment from the state In which I reside or have my principal offices, other than in the ordinary course of business, for a period in excess of sixty (60) consecutive days, without first obtaining Lender’s prior written consent; (5) not to re-title the Equipment in another state without first not lying Lender; and (6) If I am a business entity, not to change my name or form or state of organization without first notifying Lender at least thirty (30) days in advance of such change. I further agree: (a) that anything that may be attached to the Equipment will become an accession to the Equipment, and will become part of the Collateral; (b) to make all necessary repairs to, and not to abandon the Equipment; (c) to abide by all Paws and rules and regulations with respect to the use and operation of the Equipment, and to obtain all necessary permits and licenses In those jurisdictions where required; (d) to pay all taxes and assessments levied against the Equipment and to furnish Lender with proof of such payments; and (e) to permit Lender to inspect the Equipment at reasonable times.

6. Insurance: I agree to keep the Equipment continuously insured by an Insurance company and with deductible approved by Lender, with comprehensive and collision coverage, and with coverage for any other hazards -Lender may specify from time to time for coverage amounts not less than the actual cash value of the Equipment or the outstanding principal balance of my Indebtedness. I may purchase this insurance from any Insurance company reasonably acceptable to Lender. I agree to provide Lender with written proof of a paid insurance policy, and subsequent renewals, showing Lender as a tender’s loss payee and additional Insured under my insurance policy, which policy will require at least thirty (30) days advance written notice to Lender before it may lapse, be reduced, canceled or terminated for arty reason, I agree that all Insurance proceeds, Including any premium refunds, are payable first to Lender to the extent of its Interest in the Equipment, and I assign my interest in same to Lender, Lender may apply any insurance proceeds and returned premiums received to the unpaid balance of my Indebtedness, Should I fail to purchase and maintain adequate Insurance on the Equipment, as determined by Lender (at Lender’s sole discretion), then Lender may (at Lender’s sole option, and without any responsibility or liability to do so) purchase such Insurance as Lender deems necessary to protect Its interest The amount advanced by Lender for said insurance shall be immediately due and repaid to Lender, together with Interest with a rate up to 18% per annum, as limited by law, from the date of such advance. I authorize Lender to release to third parties any Information necessary to facilitate Insurance and tax monitoring and insurance placement. If there is a total loss on any kern of Equipment I agree to Immediately pay to Lender all Insurance proceeds and amounts needed to retire the unpaid principal balance plus accrued Interest and any other allocable amounts then due and owing on such item of Equipment. All Insurance policies financed under this Note, unless a shorter period Is specified In the policy, end upon the original due date of the last payment due under this Note, If I am due any Insurance refund, I will seek same from my Insurance company. Lender does not require me to have credit life Insurance.

THE INSURANCE REQUIRED UNDER THIS NOTE IS NOT PUBLIC LIABILITY INSURANCE AND DOES NOT COVER LIABILITY FOR INJURY TO ANY PERSONS OR DAMAGES TO PROPERTY.

7. Default and Acceleration: Lender has the right at its sole option to insist on Immediate payment In full of all Indebtedness that I may axe to Lender upon the occurrence of any one or more of the following events, In each case to the extent permitted by applicable law: (1) if I fall to make any payment under this Note when due; or (21 if I am in default under any other provision of this Note, or (3) If I am in default under any other loan, lease, extension of credit, or obligation that I may then owe to Lender or any affiliate of Lender other than loans, leases, extensions of credit or obligations secured by vehicles or other goods which I represent on the loan, lease or other credit or obligation documents are used or to be used by me primarily for personal, family or household purposes; or (4) if I am other than an Individual and I, without Lender’s consent (a) make a significant change in my management ownership or control; or (b) merge, transfer, acquire or consolidate with any other entity; or (5) it I should become insolvent, or the subject of a bankruptcy or other relief from creditors; or (6) if any of the Equipment is seized under process of law; or (7) if any guaranty of my obligations under this Note Is withdrawn or becomes unenforceable for any reason; or (8) (Lender reasonably believes Itself to be Insecure in the repayment of this Note, After default and acceleration, t agree to continue to pay Lender Interest on the then unpaid balance of my Indebtedness at the rate of eighteen (18%) percent per annum, or such lesser rate as may be limited by law,

8. Default Remedies: Should I default under this Note, and Lender elects to accelerate payment of my Indebtedness, Lender may exercise all of the rights and remedies available to secured creditors generally under the Uniform Commercial Code, I agree to turn over and deliver the Collateral to Lender at my expense, at the time and at the location Lender may demand of me. Alternatively, to the extent permitted by applicable law, Lender may enter any premises or other place where the Collateral may be located, and take possession of the Collateral, and all other property then located on or In the Collateral, provided that Lender Is able to do so without breach of the peace. To the extent permitted by applicable law, Lender may then sell the Collateral without warranty at public or private sale, and apply the sale proceeds to the satisfaction of my Indebtedness. Unless otherwise required by applicable law, Lender has no obligation to clean-up, repair, or prepare the Collateral for sale. I -hereby agree that Lender may advertise and sell repossessed Collateral through www.usedtauckinventoryeem or other Internet websites through which equipment or motor vehicles similar to the Collateral Is sold and that such sale shall be deemed- a commercially reasonable disposition of the Collateral. Any requirement that Lender notify me of the sale or other disposition of the Collateral will be satisfied if Lender sends me a written communication at least ten (10) days in advance of the date on which a public sale is scheduled, or within ten (10) days in advance of the time after which a private sale or other disposition may take piece. Furthermore, to the extent permitted by applicable law, upon default Lender may cancel any insurance financed under this Note and apply the refunded premium to my Indebtedness and I authorize Lender to notify anyone using equipment to pay Lender directly for my Indebtedness.

9. Waivers: All Borrowers and Guarantors waive presentment notice, and demand for payment, and agree that our liability under this Note shall be joint and several with each other. We further agree that discharge or release of any party, or Collateral, or any extension of time for payment, or any delay In enforcing Lender’s rights, will not cause Lender to lose any of its rights. TO THE EXTENT PERMITTED BY APPLICABLE LAW, I EXPRESSLY WAIVE ANY RIGHT TO A JURY TRIAL IN ANY DISPUTE REGARDING OR ARISING OUT OF THIS NOTE, THE SALE OF THE EQUIPMENT, OR MY RELATIONSHIP WITH LENDER OR EQUIPMENT SELLER.

10. Collection/Attomey’s Fees and Expenses: If Lender sues me, or if Lender refers my loan to an attorney for collection, to the extent permitted by applicable law, I agree to pay Lender reasonable attorney’s fees actually Incurred. I further agree to reimburse Lender for its court costs and reasonable collection expenses Incurred In enforcing Lender’s rights under this Note.

11. Savings Clause: It is Lender’s intent to fully comply with all laws and regulations limiting imposition and collection of interest and other fees and charges in connection with my loan. Should I be ceded upon, or should I ever pay Interest or other fees and charges to Lender In excess of the amount(s) and rate(s) permitted, I agree that Lender may cure such violation by crediting any excess amount that I have paid against my then outstanding principal balance under this Note.

12. No Agency Relationship’ No Right to Assert Claims and Defenses: I fully understand and unconditionally agree that neither the Equipment manufacturer and distributor, nor their employees, are Lender’s partners, agents, or representatives, and have no right to commit, bind or obligate Lender In any way. I further understand and unconditionally agree that, except for the limited purpose of assisting In the completion of this Note, neither the Equipment seller nor its employees are Lender’s partners, agents, or representative ,s and have no right to commit, bind or obligate Lender in any way. TO THE EXTENT PERMITTED BY APPLICABLE LAW, MY OBLIGATIONS TO LENDER UNDER THIS NOTE ARE IRREVOCABLE, ABSOLUTE, AND UNCONDITIONAL AND ARE TO BE PAID OR PERFORMED IN ACCORDANCE WITH THEIR TERMS WITH NO RIGHT OF OFFSET, COUNTERCLAIM OR DEFENSE AGAINST LENDER OR ANY ASSIGNEE, INCLUDING BUT NOT LIMITED TO ANY RIGHT OF OFFSET, COUNTERCLAIM OR DEFENSE ARISING FROM ANY EXPRESS OR IMPLIED WARRANTY RELATING TO THE EQUIPMENT INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

13, Representations and Warranties: I represent and warrant to Lender that: (1) my correct legal name and state of residence or organization are listed on page 1 of this Note, and I am properly authorized, licensed and in good standing to conduct business In each applicable jurisdiction; (2) none of the preprinted provisions of this Note have been altered, modified, or stricken by me or by anyone else; (3) I or my authorized representative properly executed this Note in my name and my signature on this Note, or that of my authorized representative, is genuine; and (4) I have and intend to license, title, and register the Equipment in the proper state or jurisdiction.

14. Power of Attorney: To the extent permitted by law, I hereby appoint Lender as my attorney-In-fact. My grant of this power of attorney Is coupled with an Interest and is irrevocable until all obligations I owe under this Note are paid In full, As my attorney-in-fact, Lender can, In my name or Lender’s name: (a) sign on my behalf all certificates of ownership, registration cards, financing statements, applications, affidavits or any other documents required to register and properly perfect Lender’s security Interest In the Collateral; (b) transfer my entire Interest In the Collateral as part of a repossession and safe; (c) act on my behalf in insurance matters relating to the Collateral, including, but not limited to, the power to endorse Insurance proceeds checks or drafts on my behalf and cancel any credit life, credit disability, guaranteed automotive protection coverage, extended warranty or other optional Insurance financed under this Note and apply the refunded premium or cost to my outstanding balance if I am In default; and (d) make claims on my behalf under any such insurance policies related to the Collateral.

1s. Governing Law: This Note shall be deemed received and accepted by Lender in Fort Worth, Texas on the dale of funding, Furthermore this Note shall be governed and construed under the laws of the State of the Borrower’s address at the time of execution of this Note, as indicated on Paget irrespective of the confect of laws principles of that state.

16. Miscellaneous: In this Note, the words “I” “me”, “my’, “we” “us” and “our” individually, collectively and interchangeably mean each person or entity signing this Note as a Borrower, Co-Borrower or Guarantor, their successors and assigns, and all other persons that may be or become obligated under this Note. All schedules executed In connection with this Note are part of this Note. This Note and any such schedules constitute the entire Note between the parties, No modification or amendment of this Note shall be effective unless In writing signed by all parties. All provisions of this Note that are prohibited by applicable law shall be Ineffective solely to the extent of such prohibition without invalidating the other provisions of this Note, Any waiver of Lender’s rights and remedies under this Note shall be effective only If specifically agreed by Lender in writing. To the extent permitted by law, 1 give Lender permission to monitor and record any telephone conversation between Lender and me, including my representatives, service providers and agents.

17. ACH Authorization: From time to time I may contact Lender by telephone or otherwise to initiate single or reoccurring electronic debit entries to a specified business bank account held at the financial Institution I designate through the Automated Clearing House (ACH) network. I hereby authorize Lender to initiate all such debit entries in the amount of my monthly payment or payments under this Agreement plus all other amounts due at the time not exceeding $100.00, (or in such other amount as I specify from time to time) and agree to be bound by the rules and regulations of the National Automated Clearing House Association, as they may change from time to time, applicable thereto.

18. Authorization to Share Information: Lender may collect non-public information from Borrower and any Guarantor which may consist of information on credit applications or other forms, information regarding transactions with Lender, affiliates or others and Information that Lender receives from credit reporting agencies and other outside sources during the time period that a line of credit Is in effect or that arty balance is due to Lender under any lease or loan agreement (Information’). All Borrowers and Guarantors agree that Lender may disclose any of the Information to any affiliate, assigns or agents of Lender.

TFFF2508 (liev.06/01/201i) MULTI-STATE